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                                                                Exhibit 23.1

INDEPENDENT AUDITORS CONSENT


We consent to the use in this Pre-effective Amendment No. 1 Registration Statement No. 333-67498 of Remington Products Company, L.L.C. on Form S-4 of our report dated February 7, 2001, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


August 31, 2001

/s/ Deloitte & Touche LLP